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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 30, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of July 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-J7, Mortgage Pass-
                    Through Certificates, Series 2003-J7).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                                         333-103821                             95-4449516
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     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                          File Number)                        Identification No.)


4500 Park Granada
Calabasas, California                                                             91302
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(Address of Principal                                                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          ------------------------

          (a)    Not applicable.

          (b)    Not applicable.

          (c)    Exhibits:

          5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

          8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                 Exhibit 5.1).

          23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWMBS, INC.



                                               By: /s/ Darren Bigby
                                                   ----------------
                                               Darren Bigby
                                               Vice President




Dated:  July 30, 2003

                                 Exhibit Index


Exhibit                                                                   Page
-------                                                                   ----

5.1       Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
         Exhibit 5.1)                                                        5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)                                               5